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                                                                   EXHIBIT 10.51


                                  BRYLANE INC.

                       1998 PERFORMANCE STOCK OPTION PLAN


          Section 1.  Description of Plan.  This is the 1998 Performance Stock
                      -------------------
Option Plan, dated April 21, 1998 (the "Plan"), of Brylane Inc., a Delaware corporation (the "Company"). Under this Plan, officers, key employees and consultants of the Company or any of its subsidiaries and members of the Board of Directors of the Company, to be selected as set forth below, may be granted options ("Options") to purchase shares of the common stock of the Company ("Common Stock"). For purposes of this Plan, the term "subsidiary" means any directly or indirectly majority or wholly owned entity of the Company (individually, a "Subsidiary" and collectively, the "Subsidiaries"). It is intended that the Options under this Plan will either qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and be designated "Incentive Stock Options" or not qualify for such treatment and be designated "Nonqualified Stock Options." Incentive Stock Options may only be granted to employees.

          Section 2.  Purpose of Plan.  The purpose of the Plan and of granting
                      ---------------
Options to specified persons is to promote the growth, development and financial success of the Company and its Subsidiaries by providing additional incentives to certain officers, key employees, consultants and members of the Board of Directors (or equivalent bodies) of the Company and its Subsidiaries which will be realized by such persons if the Company achieves targeted performance goals as specified in particular option grants. By linking such Options to the Company's financial performance, the Company can provide the means for such persons to benefit directly from the Company's and its Subsidiaries' growth, development and financial success. In furtherance of such purposes, Options granted under the Plan shall be subject to performance criteria established as provided herein (and may also be subject to time vesting).

          Section 3.  Eligibility.  The persons who shall be eligible to receive
                      -----------
grants of Options under the Plan shall be (a) the officers, key employees and consultants of the Company and the Subsidiaries and (b) members of the Board of Directors (or equivalent bodies) of the Company and its Subsidiaries. A person who holds an Option is herein referred to as a "Participant," and more than one Option may be granted to any Participant.

          The aggregate fair market value (determined as of the time an Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant in any calendar year under this Plan and any other incentive stock option plans (which qualify under Section 422 of the Code) of the Company or any Subsidiary shall not exceed $100,000.

          Section 4.  Administration.
                      --------------

                      (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee") to be composed of not less than two members of the Board. Members of the Committee shall be appointed, both initially and as vacancies occur, by the Board, to serve at the pleasure of the Board. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all of its members shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

                      (b) The Committee is authorized and empowered to administer the Plan and, subject to the Plan, (i) to select the Participants, to determine the number of shares of Common Stock that are subject to each Option, to grant Options, and to extend the time period during which an Option may be
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exercised; (ii) to determine the dates upon which Options shall be granted and the terms and conditions thereof (including the performance criteria and any related matters), which terms and conditions need not be identical as to the various Options granted; (iii) to determine which Options are to be Incentive Stock Options and which Options are to be Nonqualified Stock Options; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules relating to the Plan; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to determine the rights and obligations of Participants under the Plan; (viii) to specify the exercise price to be paid by Participants upon exercise of an Option; (ix) to accelerate the time during which an Option may be exercised in accordance with the provisions of Section 16 hereof, and to otherwise accelerate the time during which an Option may be exercised (but not reduce the time of exercise for Options which have vested), in each case notwithstanding the provisions in the Option Agreement (as defined in Section
13) stating the time during which it may be exercised; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final, conclusive and binding. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Option granted hereunder.

          Section 5.  Shares Subject to Plan.  The aggregate amount of shares of
                      ----------------------
Common Stock for which Options may be granted pursuant to the Plan shall be 900,000 subject to adjustment as provided in Section 11 hereof. The maximum number of shares that may be granted to a single Participant is 500,000. The number of shares of Common Stock which may be purchased by a Participant upon exercise of each Option shall be determined by the Committee and set forth in each Option Agreement. Upon the expiration or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full or in the event that any shares of Common Stock acquired pursuant to the Plan are reacquired by the Company, (a) any shares of Common Stock which have not been purchased or (b) the shares of Common Stock reacquired, as the case may be, shall again become available for the granting of additional Options under the Plan.
Notwithstanding the preceding sentence, shares subject to a terminated option shall continue to be considered to be outstanding for purposes of determining the maximum number of shares that may be issued to a single Participant. Similarly, the repricing of an Option will be considered the grant of a new Option for this purpose.

          Section 6.  Option Price.  Except as provided in Section 11 or Section
                      ------------
12 hereof, the purchase price per share (the "Option Price") of the shares of Common Stock underlying each Option shall not be less than 100 percent of the fair market value of such shares on the date of grant of Option; provided, however, that if the Participant is a 10-percent stockholder of the Company (as defined in Code Section 422(b)(6)) immediately before such Participant is granted an Incentive Stock Option, the Option Price shall be not less than 110 percent of said fair market value. Such fair market value shall be determined by the Committee (a) if the Company's securities are traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System (or a similar successor system), on the basis of the reported closing sales price on such date or, in the absence of a reported sales price on such date, on the basis of the average of the reported closing bid and asked price on such date, or (b) in the absence of both a reported sales price and a reported bid and asked price under clause (a), the Committee shall determine such fair market value on the basis of such evidence as it deems appropriate in its sole discretion.

          Section 7.  Terms and Restrictions on Grants of Options.
                      -------------------------------------------
Notwithstanding any other provisions set forth herein or in any Option Agreement, no Options may be granted under the Plan subsequent to 10 years from the date hereof. The vesting of all Options may be based on the Company's attaining of performance criteria as specified at the time of the granting thereof and may also be based on the passage of time. The Committee shall determine the performance criteria (which may be based, without limitation, on financial performance criteria established for the Company, the stock prices of the Company's publicly traded securities, or other factors determined by the Committee), the performance measurement period and the vesting schedule applicable to each Option or group of Options in a schedule, a copy of which shall be filed with the records of the Committee and attached to each Option Agreement to which the same applies. The performance

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criteria, the performance measurement period and the vesting schedule need not be identical for all Options granted hereunder. Following the conclusion of each applicable performance measurement period, the Committee shall determine the extent, if at all, to which each Option subject thereto shall have vested based upon the applicable performance criteria and vesting schedule. To the extent each such Option shall not have vested, and does not also vest based on the passage of time, it shall, automatically terminate and cease to be exercisable to such extent, notwithstanding the stated term during which it may be exercised. The Committee shall promptly notify each affected Participant of such determination. The Committee may periodically review the performance criteria applicable to any Option or Options and, in its sole judgment, may adjust the same to reflect unanticipated major events, including but not limited to catastrophic occurrences, mergers and acquisitions.

          Section 8.  Exercise of Options.  Once vested, and prior to its
                      -------------------
termination date, an Option may be exercised by the Participant by giving written notice to the Company specifying the number of shares of Common Stock to be purchased and accompanied by payment of the full purchase price therefor in cash, by check or in such other form of lawful consideration as the Committee may approve from time to time, including without limitation and in the sole discretion of the Committee, the assignment and transfer by the Participant to the Company of outstanding shares of Common Stock theretofore held by the Participant in a manner intended to comply with the provisions of Rule l6b-3 under the Exchange Act, if applicable. After giving due considerations of the consequences under Section 16 of the Exchange Act and under the Code, the Committee may also authorize the exercise of Options by the delivery to the Company or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of Common Stock and to deliver the sale or margin loan proceeds directly to the Company to pay the exercise price of the Option. Once vested, and prior to its termination date, an Option may only be exercised by the Participant or in the event of death of the Participant, by the person or persons (including the deceased Participant's estate) to whom the deceased Participant's rights under such Option shall have passed by will or the laws of descent and distribution. Notwithstanding the foregoing, in the event of disability (within the meaning of Section 22(e)(3) of the Code) of a Participant, a designee of the Participant (or the legal representative of the Participant if the Participant has no designee) may exercise the Option on behalf of such Participant (provided such Option would have been exercisable by such Participant) until the right to exercise such Option expires, as set forth in such Participant's particular Option Agreement or this Plan.

          Section 9.  Issuance of Common Stock.  The Company's obligation to
                      ------------------------
issue its shares of Common Stock upon exercise of an Option is expressly conditioned upon the compliance by the Company with any registration or other qualification obligations with respect to such shares of Common Stock under any state and/or federal law or rulings and regulations of any government regulatory body and/or the making of such investment representations or other representations and undertakings by the Participant (or the Participant's designee, legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification obligations with respect to such shares of Common Stock which the Company in its sole discretion shall deem necessary or advisable.
Such required representations and undertakings may include representations and agreements that such Participant (or the Participant's designee, legal representative, heir or legatee): (a) is purchasing such shares of Common Stock for investment and not with any present intention of selling or otherwise disposing of such shares of Common Stock; and (b) agrees to have a legend placed upon the face and reverse of any certificates evidencing such shares of Common Stock (or, if applicable, an appropriate data entry made in the ownership records of the Company) setting forth (i) any representations and undertakings which such Participant has given to the Company or a reference thereto, and (ii) that, prior to effecting any sale or other disposition of any such shares of Common Stock, the Participant must furnish to the Company an opinion of counsel, satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies; provided, however, that any such legend or data entry shall be removed when no longer applicable without the necessity of an opinion of counsel. Inability of the Company to obtain, from any regulatory body having jurisdiction, authority deemed by the Company's counsel to be

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necessary for the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares of Common Stock as to which such requisite authority shall not have been obtained. Any shares of Common Stock issued by the Company upon exercise of an Option granted hereunder may be subject to a right of first refusal of the Company with respect to all shares of Common Stock proposed to be transferred by Participant, as described in Section 13 hereof and certain other restrictions set forth in each particular Option Agreement.

          Section 10. Nontransferability.  An Option may not be sold, pledged,
                      ------------------
assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. Any permitted transferee shall be required prior to any transfer of an Option or shares of Common Stock acquired pursuant to the exercise of an Option to execute a written undertaking to be bound by the provisions of the applicable Option Agreement.

          Section 11. Recapitalization, Reorganization; Merger or Consolidation.
                      ---------------------------------------------------------

                      (a) Subject to Section 11(b) hereof, if the outstanding shares of Common Stock of the Company are exchanged for different securities of the Company through a reorganization, recapitalization or reclassification or if the number of outstanding shares is changed through a stock split or stock dividend, an appropriate adjustment shall be made (i) in the number or kind of shares which may be purchased pursuant to the exercise of Options, as provided in Section 5 hereof, and (ii) in the number, exercise price, or kind of securities subject to any outstanding Option granted under the Plan. Any such adjustment in an outstanding Option, however, shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option. In making such adjustments, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company, and the determination of the Committee shall be final, conclusive and binding. No fractional shares of stock shall be issued or issuable under the Plan on account of any such adjustment.

                      (b) Subject to Section 16 hereof (i) upon the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) upon any reorganization, merger, consolidation or exchange of securities in which the Company does not survive or (iii) upon any reorganization, merger, consolidation or exchange of securities in which the Company does survive and any of the Company's stockholders have the opportunity to receive cash, securities and/or other property in exchange for their shares of Common Stock of the Company (each of the events described in clauses (i), (ii) or (iii) is referred to herein as an "Extraordinary Event"), the Plan and each outstanding Option shall terminate. In such event, each Participant who is not tendered an option by the surviving entity in accordance with all of the terms of the immediately succeeding sentence, or who does not accept any such substituted option which is so tendered, shall have the right until 10 days before the effective date of such Extraordinary Event to exercise, in whole or in part, any unexpired Option or Options issued to the Participant, to the extent that said Option is then vested and exercisable pursuant to the provisions of said Option or Options and of Section 7 of the Plan. The Company shall request that the surviving entity in any Extraordinary Event to tender to any Participant an option or options to purchase other securities of the surviving entity on the same basis as any Participant may purchase shares of Common Stock hereunder and under the applicable Option Agreement (including satisfaction of similar vesting provisions). The Company shall request that such new option or options contain such terms and provisions as shall substantially preserve the rights and benefits of any Option then outstanding under the Plan with any changes to take into account the circumstances of the surviving entity.

                      (c) The grant of an Option under the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structures or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

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          Section 12. Substitute Options.  If the Company at any time should
                      ------------------
succeed to the business of another entity through a merger, consolidation, corporate reorganization or exchange, or through the acquisition of stock or assets of such entity or its subsidiaries or otherwise, Options may be granted under the Plan to option holders of such entity or its subsidiaries, in substitution for options to purchase interests in such entity held by them at the time of succession. The Committee, in its sole and absolute discretion, shall determine the extent to which such substitute Options shall be granted (if at all), the person or persons to receive such substitute Options (who need not be all option holders of such entity), the number of Options to be received by each such person, the Option Price of such Option (which may be determined without regard to Section 6 hereof) and the terms and conditions of such substitute Options; provided, however, that the Option Price of each such substituted Option which is an Incentive Stock Option shall be an amount such that, in the sole and absolute judgment of the Committee (and in compliance with Section 424(a) of the Code), the economic benefit provided by such Option is not greater than the economic benefit represented by the option in the acquired entity as of the date of the Company's acquisition of such entity.

          Section 13. Option Agreement.  Each Option granted under the Plan
                      ----------------
shall be evidenced by a written option agreement (an "Option Agreement") executed by the Company and the Participant which (a) shall contain each of the provisions and agreements herein specifically required to be contained therein;
(b) shall indicate whether such Option is to be an Incentive Stock Option or a Nonqualified Stock Option, and if an Incentive Stock Option shall contain terms and conditions permitting such Option to qualify for treatment as an incentive stock option under Section 422 of the Code; (c) may contain provisions which give the Company a right of first refusal to purchase any shares of Common Stock issued pursuant to the exercise of Options granted under the Plan which a Participant proposes to sell and (d) may contain such other terms and conditions as the Committee deems desirable and which are not inconsistent with the Plan.

          Section 14. Rights as a Stockholder.  No Participant (or any legal
                      -----------------------
representative, heir or legatee) shall have any rights as a stockholder with respect to any shares covered by any Option until the date of the issuance of a stock certificate to such person upon the due exercise of such Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 11 hereof.

          Section 15. Termination of Options.  Each Option granted under the
                      ----------------------
Plan shall set forth a termination date thereof, in addition to any other termination events set forth in the Plan and in each particular Option Agreement, which, with respect to Nonqualified Stock Options, shall be no later than ten years from the date such Option is granted and with respect to Incentive Stock Options, shall be no later than ten years from the date such Option is granted, unless the Participant is a 10-percent stockholder of the Company (as described in Section 422(b)(6) of the Code) immediately before such Option is granted, in which case the Option shall terminate no later than five years from the date of the grant thereof. An Incentive Stock Option shall contain any termination events required by Section 422 of the Code.

          Section 16. Acceleration of Options.  Notwithstanding the provisions
                      -----------------------
of Section 7 or Section 15 hereof, or any provision to the contrary contained in a particular Option Agreement, the Committee, in its sole discretion, at any time, or from time to time, may elect to accelerate the vesting of all or any portion of any Option then outstanding. The decision by the Committee to accelerate an Option or to decline to accelerate an Option shall be final, conclusive and binding. In the event of the acceleration of the exercisability of Options as the result of a decision by the Committee pursuant to this Section 16, each outstanding Option so accelerated shall be exercisable for a period of at least five days from and after the date of such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion; provided, that such terms and conditions (other than terms and
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conditions relating solely to the acceleration of exercisability and the related termination of an Option) may not adversely affect the rights of any Participant without the consent of the Participant so adversely affected. Any outstanding Option which has not been exercised by the holder at the end of such period shall again become subject to the terms and conditions in effect prior to the acceleration.

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          Section 17.  Withholding of Taxes.  The Company, or a Subsidiary, as
                       --------------------
the case may be, may deduct and withhold from the wages, salary, bonus and other income paid by the Company (or such Subsidiary) to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Option, or the sale of shares of Common Stock issued to the Participant upon the exercise of an Option, as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's (or such Subsidiary's) concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company (or such Subsidiary) by the Participant of the acquired withholding tax, as the Committee may determine; provided, however, that, in the sole discretion of the Committee, the Participant may pay such tax by reducing the number of shares of Common Stock issued upon exercise of an Option or by surrendering shares previously acquired by the Participant (for which purpose such shares of Common Stock shall be valued at fair market value as determined by the Committee, which determination shall be final, conclusive and binding).

          Section 18. Effectiveness and Termination of the Plan.  The Plan shall
                      -----------------------------------------
become effective on April 21, 1998, subject to stockholder approval. All Options granted prior to stockholder approval shall state that such grant is subject to and the exercisability of such Options is contingent upon stockholder approval. If the Plan is not approved by the stockholders, the Plan and any
Options granted thereunder shall terminate.   The Plan shall terminate, in
addition to the other termination events set forth in the Plan, at the earliest of ten years and the time when all shares of Common Stock which may be issued hereunder have been so issued; provided, however, that the Board may in its sole discretion terminate the Plan at any other time. Subject to Section 11 hereof, no such termination shall in any way affect any Option then outstanding.

          Section 19. Time of Granting Options.  The date of grant of an Option
                      ------------------------
shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted.

          Section 20. Amendment of Plan.  The Board of Directors of the Company
                      -----------------
may make such amendments to the Plan and, with the consent of each Participant adversely affected, the Committee may make such changes in the terms and conditions of granted Options as it shall deem advisable, taking into account the provisions of Code Section 424(h) in the case of an Incentive Stock Option. Such amendments and changes shall include, but not be limited to, acceleration of the time at which an Option may be exercised, but may not, without the approval of the stockholders (a) increase the maximum number of shares subject to Options, except pursuant to Section 11 hereof, or (b) change the designation of the class of employees eligible to receive Incentive Stock Options.

          Section 21. Transfers and Leaves of Absence.  For purposes of the
                      -------------------------------
Plan, (a) a transfer of a Participant's employment or consulting relationship, without an intervening period, between the Company and a Subsidiary shall not be deemed a termination of employment or a termination of a consulting relationship and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of, or in a consulting relationship with, the Company (or a Subsidiary, whichever is applicable) during such leave of absence except that for purposes of exercising an Incentive Stock Option, the Participant will be considered to have terminated employment on the 91st day of the leave, unless his or her right to re-employment is guaranteed by statute or contract.

          Section 22. Indemnification.  In addition to such other rights of
                      ---------------
indemnification as they may have as members of the Board, the members of the Committee shall be indemnified by the Company to the fullest extent permitted by law against the reasonable expenses, including reasonable attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as

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to which it shall be adjudged in such action, suit or proceeding that such
Committee member is not entitled to indemnification under applicable law; provided that within 60 days after institution of any such action, suit or proceeding such Committee member shall in writing offer the Company the opportunity, at the Company's expense, to handle and defend the same, and that the Company shall not be required to indemnify a person any amount incurred through any settlement unless the Company consents in writing to the settlement.

          Section 23. Not an Employment or Other Agreement.  Nothing contained
                      ------------------------------------
in the Plan or in any Option Agreement shall confer, intend to confer or imply any rights of employment or any rights to a consulting or other relationship or rights to continued employment by, or rights to a continued consulting or other relationship with, the Company or any Subsidiary in favor of any Participant or limit the ability of the Company, any Subsidiary or any other entity to terminate, with or without cause, in its sole and absolute discretion, the employment of, or consulting or other relationship with, any Participant, subject to the terms of any written employment or consulting agreement to which a Participant is a party.

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